Exhibit 99.3

Ambrx Team FAQ

1.	Why is Ambrx entering into a transaction with Johnson & Johnson?

•	At Ambrx, we are pushing the boundaries of scientific innovation to develop next-gen ADCs and making a meaningful difference for patients with cancer.

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Like us, Johnson & Johnson shares this vision and has a robust commitment to oncology innovation across multiple disease areas and development stages. They’ve expressed admiration for what our team accomplished and see the potential of what we are doing.

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The resources and global scale of Johnson & Johnson means that we have the potential to do more – make new discoveries, conduct additional clinical trials, reach our commercialization goals and, most importantly, reach more patients.

2.	What does this announcement mean for me and my day-to-day responsibilities?

•	This transaction is a testament to the strength of our organization and the tremendous value that Johnson & Johnson sees across our team and pipeline.

•	By joining a larger and global organization, we will gain access to considerable capital, scale and resources to accelerate our commercial momentum and position the Company for a stronger future.

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This announcement is just the beginning and until the transaction has closed, we remain an independent company. Your day-to-day responsibilities do not change and we will continue to invest in and execute our programs just as we do today.

3.	Is Johnson & Johnson committed to advancing our entire pipeline, including all ongoing trials and partnerships/collaboration programs?

•	ARX788 and ARX517 are incredibly promising, and Johnson & Johnson has indicated it intends to continue our novel proprietary ADCs in development and in clinical trials.

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Until closing, we remain an independent company and there are no changes to our existing trials or programs. We look forward to continuing to work closely with all of our partners to advance our work toward commercializing stable ADCs, as well as our partnerships in animal health and other ongoing collaborations.

4.	Will the Ambrx leadership team remain in place?

•	Our leadership team and organization will remain in place between now and the closing of the transaction.

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We will continue to operate independently until then and will work closely with Johnson & Johnson during the integration planning process to determine the best way to integrate Ambrx into the larger organization.

5.	How will Ambrx fit into the overall organization of Johnson & Johnson? When will we know what the new organizational structure will be?

•	Upon closing, Ambrx will be integrated into Johnson & Johnson’s Oncology R&D team, which sits within Johnson & Johnson’s larger Innovative Medicine business.

•	Between now and the closing of the transaction, we will discuss the integration plan in more detail, including our future organizational structure.

6.	Will Johnson & Johnson maintain our California office and R&D center?

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This is one of many decisions that have yet to be finalized but we will actively work through this as part of our integration planning with Johnson & Johnson. We will continue to be transparent as important decisions are made.

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It is important to remember that this is only the first step in this process and there is much more work to do until we complete the transaction. Right now, we remain an independent company and it is business as usual.

7.	Will there be any layoffs as a result of this announcement?

•	A critical part of our integration planning work will be to determine how best to seamlessly integrate Ambrx into the broader organization with as little disruption as possible.

•	We will continue to be transparent as important decisions are made.

8.	How does this announcement impact my base compensation, bonus, benefits, or other terms of my employment?

•	Until the transaction closes, we will continue to operate as a separate company and there are no changes to Ambrx compensation and benefits.

9.	How does this affect our interactions with patient advocacy groups, regulatory agencies, vendors, clinical trial sites, etc.? What type of transition will occur before closing?

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We will continue to operate as an independent company until the closing of the transaction. It is important that we continue to support ongoing activities and manage relationships with external organizations and stakeholders.

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What are the expectations with regard to interactions between Ambrx and Johnson & Johnson employees between now and closing? Should I reach out to, or expect to hear from, my counterpart at Johnson & Johnson?

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You should not engage with Johnson & Johnson employees unless a member of Ambrx’s leadership team asks you to do so. Our two companies will continue to operate independently until the closing of the transaction.

•	In the coming weeks, we expect to establish integration teams to determine how to best facilitate a smooth transition at the time of close.

11.	What happens to the Ambrx stock I own?

•	Upon closing of the transaction, each share of Ambrx common stock that you own will be automatically converted into $28.00 in cash.

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If you own Ambrx stock, there is no action you need to take right now. We will be communicating with all Ambrx shareholders, including employee owners, in the coming weeks as we near the Special Meeting to approve the transaction.

12.	Who can I contact if I have more questions?

•	If you have additional questions, please don’t hesitate to reach out to your manager.

•	As always, we will be transparent and communicate important updates, as appropriate.

Forward-Looking Statements

This communication includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transaction. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Ambrx’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory and shareholder approvals; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; litigation relating to the transaction; the impact of the transaction on Ambrx’s business operations; incurrence of unexpected costs and expenses in connection with the transaction; financial or other setbacks if the transaction encounters unanticipated problems; and the risks that the proposed transaction diverts management’s attention from Ambrx’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: Ambrx’s ability to execute on its strategy, including with respect to its R&D efforts, initiation of clinical trials and other anticipated milestones; the development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) on November 13, 2023, and elsewhere in Ambrx’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Additional Information and Where to Find it

In connection with the proposed acquisition of Ambrx by Johnson & Johnson, Ambrx intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the shareholders of Ambrx in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Ambrx with the SEC. AMBRX’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF JOHNSON & JOHNSON AND AMBRX WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Johnson & Johnson and Ambrx, once such documents are filed with the SEC, through the website maintained by the SEC at

www.sec.gov. Johnson & Johnson and Ambrx make available free of charge at Johnson & Johnson’s website at www.investor.jnj.com and Ambrx’s website at www.ir.ambrx.com, respectively, copies of materials they file with, or furnish to, the SEC. In addition, the proxy statement and other documents filed by Ambrx with, or furnished to, the SEC (when available) may be obtained from Ambrx free of charge by directing a request to Ambrx’s Investor Relations at ir@ambrx.com.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ambrx and its directors, executive officers and employees, including Stephen Glover, Kate Hermans, Janet Loesberg, Pharm. D, Paul Maier, and Margaret Dalesandro, Ph. D., all of whom are members of Ambrx’s Board of Directors, as well as Daniel O’Connor, President, Chief Executive Officer and Director of Ambrx, Andrew Aromando, Chief Operating Officer of Ambrx, and Sonja Nelson, Chief Financial Officer of Ambrx, may be deemed to be participants in the solicitation of proxies from the shareholders of Ambrx in connection with the proposed acquisition. Information regarding Ambrx’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December  31, 2022 of Ambrx Biopharma Inc., a Cayman Islands exempted company and the predecessor registrant to Ambrx (the “Predecessor Registrant”), which was filed with the SEC on March  30, 2023, (ii) the “Proposal 1 – Election of Director,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation” sections of the definitive proxy statement for the 2023 annual general meeting of shareholders of the Predecessor Registrant, which was filed with the SEC on April 28, 2023, and (iii) the “Security Ownership of Certain Beneficial Owners and Management” and “Executive and Director Compensation” sections of the definitive proxy statement for an extraordinary general meeting of the Predecessor Registrant, which was filed with the SEC on September 15, 2023 (the “September 2023 Proxy Statement”). Any change of the holdings of Ambrx’s securities by its directors or executive officers from the amounts set forth in the September 2023 Proxy Statement have been reflected in the following Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4s, filed by Daniel J. O’Connor, with the filings of the Predecessor Entity on July  7, 2023 and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Sonja Nelson, with the filings of the Predecessor Entity on July 7, 2023, and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Andrew Aromando, with the filings of the Predecessor Entity on July 7, 2023 and with the filings of Ambrx on December  11, 2023; Form 3, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023; and Form 4, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Ambrx’s website at www.ambrx.com.